STORE REPORTING PACKAGE (follows this page)

Quarterly Reporting Package 6/8/2022 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 124 16,368,203 $18 $52,086,588 $29,545,614 $22,540,975 1.8 Ground Lease 22 3,117,253 $22 $13,455,813 $7,142,049 $6,313,764 1.9 Total 146 19,485,456 $18 $65,542,402 $36,687,663 $28,854,739 1.8 Rent Tier (B) # of Properties Square Feet 1 > $ 2.3 37 4,555,170 2 > $ 1.8 36 5,133,970 3 > $ 1.6 36 4,586,169 4 < $ 1.6 37 5,210,147 Total 146 19,485,456 (A) Reflects financial activity from January 30, 2022 through April 30, 2022 (Fiscal Q1 2022) (B) Rent tier determined based on book Occupancy Expense per square foot Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Fiscal Quarter Ended April 30, 2022(A) Fiscal Quarter Ended April 30, 2022(A) Page 1

Quarterly Reporting Package 6/8/2022 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $22.5 37 4,380,443 $29 22.9% 2.5 > $17.2 36 4,482,849 $20 19.3% 1.9 > $13.4 36 5,403,895 $15 15.0% 1.3 < $13.4 37 5,218,269 $11 12.3% 1.1 Total 146 19,485,456 $18 $65,542,402 18.4% 28,854,739 1.8 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > {3.0}x 10 956,803 $34 26.6% 3.7 > {2.0}x 46 5,499,447 $22 21.6% 2.4 < {2.0}x 90 13,029,206 $15 15.2% 1.3 Total 146 19,485,456 $18 $65,542,402 18.4% 28,854,739 1.8 (A) Reflects financial activity from January 30, 2022 through April 30, 2022 (Fiscal Q1 2022) (B) Stratifications consolidated due to insufficient store count Fiscal Quarter Ended April 30, 2022(A) Fiscal Quarter Ended April 30, 2022 (A) Page 2

Quarterly Reporting Package 6/8/2022 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 124 16,368,203 $84 $280,822,483 $122,302,359 $158,520,123 2.3 Ground Lease 22 3,117,253 $105 $71,888,403 $29,122,385 $42,766,018 2.5 Total 146 19,485,456 $87 $352,710,886 $151,424,744 $201,286,142 2.3 Rent Tier (A) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent 1 > $ 9.4 37 4,579,891 $126 $137,274,026 $52,642,300 2.6 2 > $ 7.5 36 4,972,209 $87 $90,115,134 $40,813,498 2.2 3 > $ 6.7 36 4,639,724 $82 $74,843,147 $33,244,318 2.3 4 < $ 6.7 37 5,293,632 $59 $50,478,579 $24,724,628 2.0 Total 146 19,485,456 $87 $352,710,886 $151,424,744 $201,286,142 2.3 (A) Rent tier determined based on book Occupancy Expense per square foot (B) Reflects financial activity from May 2, 2021 through April 30, 2022 (TTM April 2022) Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Trailing 12 Months(B) Trailing 12 Months(B) Page 3

Quarterly Reporting Package 6/8/2022 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $105.9 37 4,397,311 $134 24.2% 2.9 > $83.2 36 4,521,095 $94 21.2% 2.5 > $68 36 5,381,371 $74 18.6% 1.9 < $68 37 5,185,679 $55 15.8% 1.7 Total 146 19,485,456 $87 $352,710,886 20.7% $201,286,142 2.3 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > {3.0}x 30 3,415,379 $116 24.0% 3.6 > {2.0}x 70 8,986,623 $93 21.5% 2.4 < {2.0}x 46 7,083,454 $67 16.5% 1.5 Total 146 19,485,456 $87 $352,710,886 20.7% $201,286,142 2.3 (B) Reflects financial activity from May 2, 2021 through April 30, 2022 (TTM April 2022) (B) Stratifications consolidated due to insufficient store count Trailing 12 Months(A) Trailing 12 Months(A) Page 4

Quarterly Reporting Package Master Lease Guarantor Operating Performance Fiscal Quarter Ended April 30, 2022(A) Trailing 12 Months as of April 30, 2022(C) 8.8% 36.7% Yes N/A $1,562 N/A Fiscal Quarter Ended April 30, 2022(A) Trailing 12 Months as of April 30, 2022(C) 206 206 464 464 81.7 81.7 (A) Reflects financial activity from January 30, 2022 through April 30, 2022 (Fiscal Q1 2022) ( B) Per Consolidated Financial Statements of Penney Intermediate Holdings LLC as of April 30, 2022 ( C) Reflects financial activity from May 2, 2021 through April 30, 2022 (TTM April 2022) End of period number of stores - space leased Gross square footage of stores (in millions) Key Financial and Performance Metrics Comparable store sales percent increase/(decrease) for Master Lease Properties Liquid assets covenant compliance (as defined in the Master Leases) Tangible net worth (as defined in the Master Leases - in millions)( B) Key Portfolio Metrics End of period number of stores - fee owned and ground leased Page 5

**Quarterly Reporting Package**
Master Lease Subtenants

| | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | | | | Fiscal Quarter Ended April 30, 2022 | | | | | |
| Subtenant Name | Subleased Property | Square Feet | Lease Commence Date | Lease Expiration Date [C] | Rent / Month | Rent Per Square Foot / Month | Percent of Total Rent [B] | Expense Provisions |
| Donald Bruce Drummond *(Optometrist)* | 334 | 226 | 6/1/2017 | 5/31/2022 | 100 | 0.4 | 0.04% | JCP retains 2% of sublessee's sales run through JCP credit card machines to cover interchange fees |
| Dr. Norman Ratner *(Optometrist)* | 634 | 202 | 9/1/2016 | 8/31/2022 | 100 | 0.5 | 0.03% | JCP retains 2% of sublessee's sales run through JCP credit card machines to cover interchange fees |
| Dr. Susan Shahriari *(Optometrist)* | 2096 | 154 | 10/1/2015 | 9/30/2022 | 100 | 0.6 | 0.04% | JCP retains 2% of sublessee's sales run through JCP credit card machines to cover interchange fees |
| Dr. Brian W. Park, O.D. *(Optometrist)* | 2467 | 120 | 10/1/2014 | 9/30/2022 | 100 | 0.8 | 0.03% | JCP retains 2% of sublessee's sales run through JCP credit card machines to cover interchange fees |
| Dr. Jeff Overbey *(Optometrist)* | 2649 | 178 | 3/25/2018 | 3/31/2022 | 100 | 0.6 | 0.05% | JCP retains 2% of sublessee's sales run through JCP credit card machines to cover interchange fees |
| Dr. Laurence Rubin *(Optometrist)* | 2677 | 126 | 9/1/2014 | 8/31/2022 | 100 | 0.8 | 0.02% | JCP retains 2% of sublessee's sales run through JCP credit card machines to cover interchange fees |
| Dr. Caleb H. Poon (Optometrist) | 2955 | 248 | 2/6/2015 | 2/28/2022 | 100 | 0.4 | 0.04% | JCP retains 2% of sublessee's sales run through JCP credit card machines to cover interchange fees |
| Aspen Square, Inc. | 2990 | 18,058 | 10/8/2008 | 10/7/2083 | 1 | 0.0 | 0.00% | |
| **Total Subtenants** [A] | | **19,312** | | | **701** | **0.0** | | |

[A] *Excludes TBA leases consistent with Section 9.2(a) of the Master Lease Agreement*

[B] *3 months of sublease income divided by book rent for same period*

[C] *Subleases for Optometrist offices auto-renew for 12 months w/30-day right to terminate by either party*

Page 6